EXHIBIT 32

CERTIFICATION

PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James F. House, President and Chief Executive Officer of United Security Bancshares, Inc., and Thomas S. Elley, Vice President, Treasurer and Assistant Secretary, Chief Financial Officer and Principal Accounting Officer of United Security Bancshares, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of United Security Bancshares, Inc. for the fiscal quarter ended September 30, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of United Security Bancshares, Inc.

BY:	/s/ James F. House
James F. House
President and Chief Executive Officer
November 13, 2014

BY:	/s/ Thomas S. Elley
Thomas S. Elley
Vice President, Treasurer and Assistant
Secretary, Chief Financial Officer and Principal
Accounting Officer
November 13, 2014